SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 12, 2002



                                West Corporation
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


       000-21771                                         47-0777362
(Commission File Number)                    (I.R.S. Employer Identification No.)



                11808 Miracle Hills Drive, Omaha, Nebraska 68154
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (402) 963-1500


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Item 5. Other Events.
        ------------

     West Corporation (the "Company") announced on September 12, 2002 that Paul Mendlik has been named as the Company's new Chief Financial Officer. Mr. Mendlik has been a partner with Deloitte & Touche since 1984 and has served as the regional partner overseeing the audit and assurance practice, including the audit of the Company. Mr. Mendlik is expected to take office on November 1, 2002.

     A copy of the press release issued by the Company on September 12, 2002, entitled "West Corporation Announces Updated Financial Guidance & Management Change", is included as an exhibit and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c) Exhibits

        99.1 Press release of the Registrant, dated September 12, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEST CORPORATION

Dated: September 13, 2002           By:  /s/ Thomas B. Barker
                                         --------------------
                                         Thomas B. Barker
                                         President and Chief
                                         Executive Officer

                                  Exhibit Index
                                  -------------

Exhibit No.             Description
-----------             -----------

99.1                    Press Release dated September 12, 2002